UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 17, 2014
Date of Report (date of earliest event reported)

Nanometrics Incorporated
(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices)
Registrant's telephone number, including area code: (408) 545-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2014, Nancy E. Egan of Nanometrics Incorporated, advised Nanometrics that she would be resigning as General Counsel of the company, effective December 27, 2014, to accept a new job opportunity.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2014	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer